The UBS Funds

SAI Supplement

The UBS Funds

Supplement to the Statement of Additional Information

January 16, 2015

Dear Investor,

The purpose of this supplement is to update the Statement of Additional Information ("SAI") of The UBS Funds dated October 28, 2014, as follows:

In the section entitled, "Portfolio holdings disclosure policies and procedures," after the sub-section entitled, "Arrangements to disclose portfolio holdings to service providers and fiduciaries," the following new sub-section is added as follows:

Disclosure of complete portfolio holdings to certain shareholders subject to confidentiality and trading restrictions. UBS Global AM (Americas) may make available a Fund's complete non-public portfolio holdings, as of the most recent month-end, no sooner than 8 business days after the month-end for the purpose of assisting a shareholder to comply with the shareholder's legal or other regulatory obligations. UBS Global AM (Americas) may release the non-public portfolio holdings to a shareholder of a Fund if: (i) the shareholder requests the non-public portfolio holdings for the purpose of assisting the shareholder in complying with the shareholder's legal or other regulatory obligations; (ii) the disclosure of the non-public portfolio holdings is consistent with the Fund's legitimate business purpose; and (iii) the shareholder (and, if applicable, the shareholder's service provider) executes a written confidentiality agreement whereby the shareholder (and, if applicable, the shareholder's service provider) agrees not to disclose the non-public portfolio holdings information to third parties and not to purchase or sell any portfolio securities listed in the non-public portfolio holdings in reliance on the non-public portfolio holdings information.

Disclosure to a shareholder of a Fund of the non-public portfolio holdings information must be authorized in writing by the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Fund or by an attorney in the UBS Global AM (Americas) Legal and Compliance Departments.

As of the date of this supplement to the SAI, the shareholder with whom the Trust has an arrangement to provide portfolio holdings in advance of their release to the general public to assist the shareholder in complying with the shareholders legal or regulatory obligations is:

•  KPMG LLP receives the portfolio holdings of UBS Dynamic Alpha Fund as of each month end with an 8 business day lag for the purpose of complying with the accounting industry auditor independence monitoring requirements.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-700